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                                 Exhibit 10.10.2

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                               AMENDMENT NUMBER 2

                                McGRATH RENTCORP

                          EMPLOYEE STOCK OWNERSHIP PLAN

         Pursuant to and in accordance with the provisions of Section 19 of the McGrath RentCorp Employee Stock Ownership Plan, the Board of Directors of McGrath RentCorp does hereby amend said Plan as follows:

Subsection 1(b): The first sentence of this Subsection is amended to read as follows:

                     "This Plan, originally effective as of January 1, 1985, is amended effective as of January 1, 2000 (except that provisions which are required to be effective before this date in accordance with the Uruguay Round Agreements Act (GATT), the Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA), the Small Business Job Protection Act of 1996 (SBJPA) (including those changes that are first effective in plan years beginning after December 31, 1998), the Taxpayer Relief Act of 1997 (TRA'97) (collectively `GUST'), the Restructuring & Reform Act of 1998 (RRA'98) and the Community Renewal Tax Relief Act of 2000 (CRA), are hereby generally applicable to the Plan Years beginning after December 31, 1996, unless an earlier or later effective date is required pursuant to a statute or Treasury Regulation or as stated in the Plan document)."

Section 2: The definition of the term "AFFILIATED COMPANY" is amended by adding the following sentence to the end of this definition:

             "For purposes of Code Section 415 limits, the definition of Affiliated Company shall be expanded in accordance with Code
             Section 415(h)."

Section 2: The definition of the term "ANNUAL ADDITIONS" is amended by adding the following sentence to the end of this definition:

             "For purposes of Code Section 415 limits, the definition of Annual Additions shall be expanded in accordance with Code Section 415(h)."

Section 2: The definition of "COVERED COMPENSATION" is amended by adding the following to the end of this definition:

             "Effective for Plan Years beginning after December 31, 1996, the Plan is amended to delete the provision of family aggregation as described in Section 401(a)(17)(A) of the Code which requires certain Plan Participants, the spouse of such Participant, and any lineal descendants who have not attained age nineteen (19) before the close of the Plan Year to be treated as a single Participant for purposes of applying the limitation on compensation for a Plan Year."

Section 2:   The definition of "EFFECTIVE DATE" is amended to read as follows:

       "EFFECTIVE DATE

             "This Plan, originally effective as of January 1, 1985, is amended effective as of January 1, 2000 (except that provisions which are required to be effective before this date in accordance with the Uruguay Round Agreements Act (GATT), the Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA), those provisions of the Small Business Job Protection Act of 1996 (SBJPA) (including those changes that are first effective in plan years beginning after December 31, 1998), the Taxpayer Relief Act of 1997 (TRA'97) (collectively `GUST'), the Restructuring & Reform Act of 1998 (RRA'98) and the Community Renewal Tax Relief Act of 2000
             (CRA), are hereby generally applicable to the Plan Years beginning after December 31, 1996, unless an earlier or later effective date is required pursuant to a statute or Treasury Regulation or as stated in the Plan document)."

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Section 2:   This Section is amended to add the following definition:

         "ELIGIBILITY COMPUTATION PERIOD

             "To determine Years of Service and Breaks in Service for purposes of eligibility, the initial 12-month period shall commence on the date the Employee first performs an Hour of Service for the Company. The second 12-month period shall be the Plan Year which commences prior to the end of the initial 12-month period, regardless of whether the Employee is entitled to be credited with 1,000 Hours of Service during the initial eligibility computation period. An Employee who is credited with 1,000 Hours of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period will be credited with two Years of Service for purposes of eligibility to participate. All subsequent computation periods will continue to be determined on the Plan Year."

Section 2: Effective for all Plan Years beginning after December 31, 1999, the definition of "ELIGIBLE ROLLOVER DISTRIBUTION" is amended to read as follows:

         "ELIGIBLE ROLLOVER DISTRIBUTION

             "Any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any hardship distribution described in Section 401(k)(2)(B)(i)(IV), any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer Securities)."

Section 2: The definition of "HIGHLY COMPENSATED EMPLOYEE" is amended to read as follows:

         "HIGHLY COMPENSATED EMPLOYEE

             "Effective for Plan Years beginning after December 31, 1996, the term `Highly Compensated Employee' shall mean: (a) a Highly Compensated Former Employee of the Company as well as (b) a Highly Compensated Current Employee. The term `Highly Compensated Current Employee' shall mean any Employee who:

             "(A) was a five percent (5%) owner at any time during the year or the preceding year, or

             "(B) for the preceding year, had Total Compensation from the Company and/or from an Affiliated Company in excess of eighty thousand dollars ($80,000) (indexed at such time and in such manner as the Secretary of the Treasury may provide), and was in the top-paid group of Employees (i.e., was among the top twenty percent (20%) of Employees in compensation) for such preceding year.

             "For purposes of determining whether an employee is a Highly Compensated Employee for the Plan Year beginning in 1997, these changes are to be treated as having been in effect for the Plan Year beginning in 1996.

             "The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the top-paid group, will be made in accordance with the provisions of Section 414(q) of the Code and the regulations thereunder.

             "A former employee shall be treated as a `Highly Compensated Former Employee' if such employee was a Highly Compensated Employee when he separated from service or was a Highly Compensated Employee at any time after attaining age fifty-five (55)."

Section 2: The definition of "HOUR OF SERVICE" is amended by restating the first sentence in subsection (f) thereof to read as follows:

                 "For purposes of determining whether a Participant has incurred a one-year Break in Service, a Participant will be credited with Hours of Service for (i) a leave of absence covered by the Family and Medical Leave Act of 1993, effective as of August 5, 1993, or
             (ii) certain periods of absence from work by reason of the Participant's pregnancy, the birth of a Participant's child, the adoption of a Participant's child, or caring for a Participant's child during the period immediately following the birth or adoption of such child."

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Section 2:   Effective for all Plan Years beginning on or after January 1, 1997, the definition of "LEASED EMPLOYEE" is amended to read as follows:

         "LEASED EMPLOYEE

             "Any person (other than an Employee of the Company) who pursuant to an agreement between the Company and any other person ("leasing organization") has performed services for the Company (or for the Company and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year, and such services are performed under primary direction or control by the Company. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Company shall be treated as provided by the Company."

Section 2: Paragraph (a)(1) of the definition of "TOTAL COMPENSATION" is amended by adding the following paragraph to the end of paragraph (a)(1):

             "Effective for all Plan Years beginning on or after December 31, 1997, Total Compensation also includes Code Section 132(f) elective reductions, elective deferrals to Section 401(k) plans and similar arrangements (for example, Employer contributions under a salary reduction arrangement to purchase a Code Section 403(b) annuity); elective contributions to Code Section 457 nonqualified deferred compensation plans; and salary reductions made to a cafeteria plan.

Section 3:   The first paragraph of this Section is amended to read as follows:

             "Each Employee shall become a Participant in the Plan from and after the Entry Date coinciding with or next following the date on which the Employee has completed a Year of Service, measured during the Eligibility Computation Period, provided the Employee has attained age 21."

Subsection 4(a)    The second paragraph of this Subsection is deleted.

Section 4: This Section is amended by adding the following new Subsection (e) to the end of this Section:

             "(e)  Uniformed Services Participants.

                   "Notwithstanding the foregoing, effective as of December 12, 1994, participation in the allocation of Employer Contributions and Forfeitures with respect to a Participant's qualified military service will be provided in accordance with Section 414(u) of the Code."

Subsection 11(b)(1): The first paragraph of this Subsection is amended to read as follows:

             "The total Annual Additions to a Participant's Accounts for any Limitation Year shall not exceed the lesser of:

                   "(A) twenty-five percent (25%) of a Participant's Total Compensation; or

                   "(B) thirty thousand dollars ($30,000), as may be increased pursuant to Section 415(c)(1)(A) of the Code."

         This Subsection is further amended for Plan Years beginning on or after January 1, 2000 by adding the following to the end of this Subsection:

                "The Annual Additions under Section 11(b) with respect to Employer Securities released from the Suspense Account (by reason of Employer Contributions used for payments on a Securities Acquisition
         Loan) and allocated to Participants' Company Stock Accounts shall be based upon the lesser of (A) the amount of such Employer Contributions, or (B) the fair market value of such Employer Securities (determined by an Independent Appraiser) as of the Allocation Date. Annual Additions shall not include any allocation attributable to proceeds from the sale of Employer Securities by the Trust or to appreciation (realized or unrealized) in the fair market value of Company Stock."

Subsection 11(b)(3): This Subsection is amended by adding the following to the end of this Subsection:

                "Effective for all Limitation Years beginning after December 31, 1999, the combined plan limit is repealed, and therefore, this Subsection 11(b)(3) is deleted from the Plan."

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Subsection 13(a): The first sentence of this Subsection is amended to read as follows:

                  "The vesting of a Participant's Plan Benefit will be based upon Years of Service, as defined in Section 2, in accordance with the following vesting schedule:"

Subsection 13(c)(3):  This Subsection is amended to read as follows:

                  "(3) If a Participant receives a `cash-out distribution' (as defined below), such Participant shall incur a Forfeiture immediately upon receipt of the `cash-out distribution.' The nonvested balance of the Participant's Accounts shall be allocated as a Forfeiture as of the Anniversary Date coinciding with or following the date such Participant incurred a one-year Break in Service or received the cash-out distribution, whichever is later."

Subsection 13(d): The last paragraph of this Subsection is amended to read as follows:

                  "A terminated Participant who is zero percent (0%) vested shall be deemed to have received a cash-out distribution as of the day on which the Participant separates from service with the Employer. For purposes of applying the restoration provisions of this Paragraph, the Committee will treat a zero percent (0%) vested Participant as repaying the Participant's cash-out distribution on the first day of reemployment with the Employer."

Subsection 14(c): This Subsection is deleted in its entirety and replaced with the following:

                  "If a Participant dies before distribution of the Participant's Plan Benefit has commenced, such Participant's entire Plan Benefit shall be distributed in accordance with Subsection 15(b) within five (5) years of the date of the Participant's death.

                  "If a Participant dies after the distribution of the Plan Benefit has commenced, the remaining portion of the Plan Benefit shall be distributed (in accordance with Subsection 15(b)) at least as rapidly as under the method being used at the date of the Participant's death."

Subsection 14(e): The first sentence of this Subsection is amended to read as follows:

                  "Effective for all Plan Years beginning on or after August 5, 1997, if the present value of a Participant's Plan Benefit (determined in accordance with Section 411(a)(11)(B) of the Code) has ever exceeded five thousand dollars ($5,000) (or for distributions made on or after October 17, 2000, if the value of the Plan Benefit exceeds five thousand dollars ($5,000) at the time of the distribution), any distribution prior to the later of age sixty-two (62) or the Participant's Normal Retirement Date may be made only with the written consent of the Participant."

Subsection 14(f): This Subsection is deleted in its entirety and replaced with the following:

                  "(f) Required Commencement of Benefit Distribution.

                       "(1) Distribution of a Participant's Plan Benefit shall commence not later than sixty (60) days after the Anniversary Date coinciding with or next following the latest of (1) the Participant's Retirement, (2) the tenth (10th) anniversary of the date the Participant became a Participant, or (3) the Participant's separation from service. If the amount of a Participant's Plan Benefit cannot be determined (by the Committee) by the date on which a distribution is to commence, or the Participant cannot be located, distribution of the Participant's Plan Benefit shall commence within sixty (60) days after the date on which the Participant's Plan Benefit can be determined or after the date on which the Committee locates the Participant.

                       "(2) The distribution of the Plan Benefit of any Participant who attains age seventy and one-half (70 1/2) in a calendar year and either (1) has terminated or (2) is a five percent (5%) owner (as defined in Section 416(i)(1)(B)(i) of the Code) must commence not later than April 1 of the next calendar year and must be made in accordance with the regulations under Section 401(a)(9) of the Code, including Section 1.401(a)(9)-2. Effective as of January 1, 1989, the distribution of the Plan Benefit of any Participant who attains age seventy and one-half (70 1/2) in a calendar year must commence not later than April 1 of the next calendar year (even if the Participant has not terminated) and must be made in accordance with the regulations under Section 401(a)(9) of the Code, including Section 1.401(a)(9)-2.

                         "Effective for all Plan Years beginning on or after January 1, 1998, except in the case of a five percent (5%) owner (as defined in Section 416(i)(1)(B)(i) of the Code), distributions shall commence in accordance with Subsection 14(f)(2) unless the Participant elects otherwise. In the event a Participant elects not to receive the distributions, or in the case of a Participant (other than a five percent (5%) owner) who has begun receiving distributions in accordance with this Subsection who elects to cease receiving such distributions, the distributions shall commence (or recommence) no

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         later than April 1 of the calendar year following the calendar year in which the Participant separates from service with the Employer."

Subsection 14(g): This Subsection is amended to read as follows:

                  "Any part of your Company Stock Account and Other Investments Account which is retained in the Trust after the Anniversary Date coinciding with or immediately following the date on which you terminate employment shall, as soon as possible after such Anniversary Date, be segregated and invested in assets of the trust other than Company Stock. However, except in the case of reemployment, none of your Accounts will be credited with any further Employer Contributions or Forfeitures. The undistributed Account under this Article is for reporting purposes only. Your undistributed Account will be treated for all other purposes as an Other Investments Account, except that such Account will not invest in the Plan's Company Stock Fund.

Section 17(a): The first paragraph in this Section is deleted and replaced by the following:

                  "(a)  Diversification of Investments.

                       "Within ninety (90) days after the close of each Plan Year in the Qualified Election Period, each Qualified Participant shall be permitted to direct the Plan as to the investment of not more than twenty-five percent (25%) of the shares of Employer Securities allocated to the Participant's Company Stock Account attributable to Employer Securities which were acquired by the Plan after December 31, 1986 (including shares that the Qualified Participant previously elected to diversify pursuant to this Subsection), less the number of shares previously diversified pursuant to such Participant's election under this Subsection. In the case of the sixth (6th) year of the Qualified Election Period, the preceding sentence shall be applied by substituting "fifty percent (50%)" for "twenty-five percent (25%)." The Participant's direction shall be completed no later than ninety (90) days after the close of the ninety (90) day election period."

Subsection 19(c): This Subsection is deleted in its entirety and replaced with the following:

                  "(c) Termination, Partial Termination or Complete Discontinuance of Contributions.

                       "Although the Company has established the Plan with the bona fide intention and expectation that it will be able to make contributions indefinitely, nevertheless, the Company shall not be under any obligation or liability to continue its contributions or to maintain the Plan for any given length of time. The Company may in its sole discretion discontinue such contributions or terminate the Plan in whole or in part in accordance with its provisions at any time without any liability for such discontinuance or termination. In the event of a termination or complete discontinuance of contribution, if the Plan is not replaced by a comparable plan qualified under Section 401(a) of the Code, then the Accounts of all Participants affected by the termination or discontinuance of contributions will become nonforfeitable. In the event of a partial termination, the Accounts of all Participants affected by the partial termination will become nonforfeitable. After termination of the Plan, the Committee and the Trust will continue until the Plan Benefit of each Participant has been distributed. After termination of the Plan, the Trust will be maintained until the Plan Benefits of all Participants have been distributed. Plan Benefits may be distributed following termination of the Plan or distributions may be deferred and distributed as provided in Section 14, as the Company shall determine. If Plan Benefits will be distributed after the Plan is terminated, the distribution may be delayed until IRS approval is received. In the event that Company Stock is sold in connection with the termination of the Plan or the amendment of the Plan to become a qualified employee plan that is not a stock bonus plan, all Plan Benefits will be distributed in cash."

Subsection 20(d): This Subsection is amended by adding the following sentence to the end of this Subsection:

         "Notwithstanding anything in Subsection 20(d) to the contrary, in accordance with the provisions of Code Section 401(a)(13) as amended by the Taxpayers Relief Act of 1997, Plan Benefits may be reduced to satisfy a Participant's liability to the Plan due to: the Participant's conviction of a crime involving the Plan; a judgment, consent order, or decree in an action for violation of fiduciary standards; or a settlement involving the Department of Labor or the Pension Benefits Guarantee Corporation."

Subsection 21(d): This Subsection is amended by adding the following sentence at the end of the Subsection:

         "The foregoing provisions of this Subsection 21(d) shall only be applicable to Limitation Years beginning before December 31, 1999."

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         Except as otherwise noted, this Amendment to said Plan shall be effective as of January 1, 2000.

                                           McGRATH RENTCORP

Date:  October 16, 2001                    By  /s/ DENNIS C. KAKURES
                                               -------------------------------
                                               Dennis C. Kakures, President

(SEAL)                                     By  /s/ RANDLE F. ROSE
                                               -------------------------------
                                               Randle F. Rose, Secretary